EFMT DEPOSITOR LLC ABS-15G

Exhibit 99.08

EXECUTIVE SUMMARY

EFMT 2025-INV5

Overview

Maxwell Diligence Solutions, LLC (“MaxDiligence”) performed certain due diligence services (the “Review”) described below on newly originated residential mortgage loans acquired by Ellington Management Group, LLC. The Review was conducted from August 2025 to September 2025 on mortgage loans originated from July 2025 to August 2025.

The Review consisted of 100% of the population of 4 loans with an original aggregate loan balance of $3,532,250.00.

Scope of Review

Credit Review

MaxDiligence performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The credit review included the following (collectively, the “Credit Review”):

1.	Review Initial & Final Application

a.	Check application for completeness. Determine whether the information in the preliminary Loan application, final application, and all credit documents is consistent or reconciled.

b.	Validate Social Security/Taxpayer Identification number is valid

c.	Compare data on final form 1003 with the data from verifications

d.	Form is Complete, Signed, Dated, on or before loan consummation date, and NMLS is complete

2.	Review AUS Decision and Approval Conditions

a.	Underwriting decision is supported (manual underwrite credit conditions have been satisfied prior to closing the approved Loan package)

b.	Validation of income calculations

c.	Validation of assets/funds to close

d.	Validation of DTI calculations

e.	Validation of DSCR calculations

f.	Validation of LTV calculations

g.	Validation of payment shock calculations if applicable

h.	DSCR Loans

i.	Review of Hazard coverage and verification that sufficient coverage was in place on subject and all premiums were included in DSCR

ii.	Mortgage Insurance Certificate was in file, if applicable, and coverage was sufficient, and premium was included in DSCR

iii.	Review of Rental income and /or market rents and validation of DSCR calculation

3.	Review Occupancy/Red Flags

a.	Validates Social Security number and year issued

b.	Verifies address information associated with the borrower (s)

c.	Occupancy is supported

d.	Red Flags adequately addressed

4.	Verification of Borrower Original and Audit Credit Report (if applicable)

a.	Validate names, social security number(s), and addresses

b.	AKA’s investigated and cleared

c.	Validate credit inquiries within 90 days have been properly addressed

d.	Acceptable credit history and credit score requirements

5.	Reviews Fraud Report to compare vs loan documentation:

a.	Validates Social Security number and year issued

b.	Verifies address information associated with the Borrower (s)

c.	Confirms OFAC clearances

d.	Reveals any potential bankruptcy filings

6.	Review of Borrower Employment, Income, and Asset Information

a.	Employment

i.	Compare for conflicting information

ii.	Check dates for document expiration

iii.	Complete forms and documentation

iv.	Evaluate history and stability of employment

b.	Income

i.	Review employment and income by analyzing income documents and comparing against re-verification documents

ii.	W-2s and Paystubs, if applicable

iii.	Transcripts (as applicable) support income

iv.	Tax Returns and Profit and Loss Statements, as applicable

v.	Bank Statements or other Alternate Income documents as required by the guidelines

vi.	Consistent/Continuing Employment, if applicable

c.	Assets

i.	Confirm adequate funds to cover required down payment and closing costs and reserves

ii.	Check dates for document expiration

iii.	Sufficient funds were sourced and seasoned

iv.	Gift funds verified and met guidelines

7.	Review Sales Contract

a.	Complete and executed

b.	Earnest Money Deposit verified

c.	Parties are consistent

d.	Seller contributions are within guidelines

8.	Hazard and Flood (if applicable)

a.	Verify sufficient coverage

b.	Verify coverage is for subject

c.	Validate all premiums are included in DTI and any required upfront premium is paid

9.	Mortgage Insurance (if applicable)

a.	Certificate in file

b.	Sufficient Coverage

c.	Premium indicated and included in DTI

10.	Review Title Commitment/Policy

a.	Vesting correct

b.	Lien position

c.	Legal description

d.	Validate no encumbrances

11.	Review Closing Documents

a.	Review security documents to ensure the Loan was closed in accordance with approval and with all required signatures and NMLS identifiers

b.	Correct and complete instruments

c.	Closing Disclosure

d.	Right to Cancel (if applicable)

12.	Qualified Mortgage / Ability-to-Repay Review

Loans with application dates after January 10, 2014 are subject to the Qualified Mortgage (“QM”) rule and the Ability to Repay (“ATR”) rule under Regulation Z – the Truth in Lending Act. For these Loans, Service Provider will (a) Confirm that the originator/aggregator provided a QM designation, and (b) review the Loan for the eight (8) Key Underwriting Factors below that are required pursuant to the ATR rule.

a.	Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, excluding investment properties, as set forth below:

i.	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c)) as evaluated based on the applicable investor guidelines;

ii.	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));

iii.	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

iv.	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

b.	Service Provider will review applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation of QM, Non-QM, or exempt from ATR. (Service Provider determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, Service Provider notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, Service Provider notes if an originator mortgage loan designation was not provided.

c.	Service Provider utilizes the following designations for applicable loans: QM designations: QM Safe-Harbor, Temporary QM, Non-QM, QM Rebuttal Presumption and ATR Designations: ATR Compliant, ATR Exempt and ATR Fail.

d.	With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, Service Provider reviews the mortgage loan to determine whether, based on available information in the mortgage loan file: (i) the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

e.	If a mortgage loan was designated as QM, Service Provider reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, if the mortgage loan satisfied (i), (ii) and (iii) in the preceding paragraph.

f.	For each QM designated mortgage loan that satisfied the applicable requirements enumerated above, Service Provider then determines whether the mortgage loan is a Safe Harbor QM or QM Rebuttable Presumption by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

g.	For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, Service Provider then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements, as defined within the applicable underwriting guidelines, and provides a due diligence designation of Non-QM indicating compliant, ATR risk indicating it may not be compliant, or ATR Fail, indicating it is non-compliant.

h.	Service Provider reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and will verify such information using reasonably reliable third-party records, at or before consummation:

i.	Income / Assets - Recalculate borrower(s)’s monthly gross income, and validate funds required to close and required reserves, to Confirm that the borrower has current or reasonably expected income or assets (other than the value of the property that secures the Loan) that the borrower will rely on to repay the Loan.

●	Review Loan documentation for required level of income and asset verifications.

ii.	Employment - Review file documentation for required level of employment

iii.	Monthly Mortgage Payment: Confirm that the correct program, qualifying rate, and terms were used to calculate projected monthly mortgage payment.

iv.	Simultaneous Loans - Ensure that all concurrent Loans were included in the debt-to-income ratio (“DTI”) calculation, to properly assess the ability to repay.

v.	Mortgage-Related Obligations - Validate that the subject Loan monthly payment calculation includes principle, interest, taxes, and insurance (“PITI”), as well as other costs related to the property such as homeowners’ association (“HOA”) fees, private mortgage insurance (“PMI”), ground rental fees, etc.

vi.	Debts / Obligations - Validate monthly recurring non-mortgage-related liabilities

vii.	DTI / Residual Income - Validate debt-to-income ratio (DTI), or “residual income,” based upon all mortgage and non-mortgage obligations, calculated as a ratio of gross monthly income, based on documentation provided in the file.

viii.	Credit History - Review credit report for credit history and required credit depth, including any / all inquiries, and determine a representative credit score from the credit report

Property Review

MaxDiligence performed a “Property Review,” which included the following:

1.	Property Review

a.	Review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. The review will include verifying the appraisal report:

b.	On the appropriate GSE form:

i.	All elements of appraisal are present

ii.	Ensure all applicable Loan documents match appraisal information

iii.	Property is acceptable collateral for Loan program

iv.	Completed by an appraiser that was actively licensed to perform the valuation

v.	Completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, or if the appraisal was performed for another lender, the file contains a transfer letter from the original lender

vi.	The original appraisal report is made and signed prior to the final approval of the mortgage loan application; Any revisions, if made known to MaxDiligence, to the original report are documented and dated completed and dated within the guideline’s restrictions,

vii.	The original appraisal is ‘As is' or Inspection received including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

viii.	Determine whether the appraised value is supported at or within 10% variance based on a third-party valuation product. If a third-party valuation product is in file but notes a variance above 10% or an inconclusive value, MaxDiligence will recommend a BPO or field review be ordered.

ix.	With regard to the use of comparable properties, review will (a) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (b) confirm the property value and square footage of the subject property was bracketed by comparable properties, (c verify that comparable properties used are similar in size, style, and location to the subject, and (d) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

x.	Other aspects of the review include (i) verifying that the address matched the mortgage note, ((ii) if requested, noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same, (iii) confirming the appraisal report does not include any apparent environmental problems, (iv) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (v) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vi) confirming that the value product that was used as part of the origination decision conforms with rating agency requirements.

c.	If more than one valuation was provided, reviewer will confirm consistency among the valuation products and if there are discrepancies that could not be resolved, MaxDiligence will create an exception and work with the client on the next steps which may include ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in the review result in a variance of more than 10% then the client will be notified of such variance.

d.	MaxDiligence will confirm to the extent possible, that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, MaxDiligence will review the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.

e.	In addition, MaxDiligence will access the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

Compliance Review

Not applicable.

Summary of Results

OVERALL RESULTS SUMMARY

After giving consideration to the grading criteria of the relevant NRSROs, 100% of the loans received an overall “A” grade.

Final Loan Grades

Rating Agency Final Overall Grade Summary

Overall	# of Mortgage Loans	% of Mortgage Loans
A	4	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	4	100.00%

Final Credit Grade Summary
Credit	# of Mortgage Loans	% of Mortgage Loans
A	4	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	4	100.00%

Final Property Grade Summary
Property	# of Mortgage Loans	% of Mortgage Loans
A	4	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	4	100.00%

Final Compliance Grade Summary
Compliance	# of Mortgage Loans	% of Mortgage Loans
A	4	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	4	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Credit Grade of “A”, a Compliance Grade of “B”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	Final Settlement Statement Missing.	1
		No Credit Findings	1
		Program Parameters - Guidelines Conformity	1
		Total Credit Grade (A) Exceptions	3
Property	A	Value - Value is supported within -10% of original appraisal amount	4
		Total Property Grade (A) Exceptions	4
Compliance	A	No Compliance Tests Performed	4
		Total Compliance (A) Exceptions	4

TAPE INTEGRITY REVIEW RESULTS SUMMARY

As part of the Credit, Property and Compliance Reviews, MaxDiligence captured data from the source documents and compared it to a data tape provided by Client. MaxDiligence provided Client a Data Discrepancy Report which shows the differences between the tape data and the data captured by MaxDiligence during the diligence process.

Of the 4 mortgage loans reviewed, 0 unique mortgage loans (by loan count) had a total of 0 different tape discrepancies across the data fields (some mortgage loans may have had more than one). A blank or zero value on the data tape when an actual value was captured by MaxDiligence was not treated as a data variance.

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review, or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Property Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.